April 10, 2024

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Global Dynamic Bond Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Ella Hoxha, Howard Cunningham and Scott Freedman are the fund's primary portfolio managers. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Ms. Hoxha and Mr. Freedman have been primary portfolio managers of the fund since December 2023 and April 2024, respectively. Ms. Hoxha is head of the fixed-income team at NIM. Mr. Cunningham is a credit analyst and investment manager and serves as head of credit at NIM. Mr. Freedman is a portfolio manager and credit analyst and a member of the fixed-income team at NIM.

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The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Ella Hoxha, Howard Cunningham and Scott Freedman are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio. Mr. Cunningham has been a primary portfolio manager of the fund since the fund's inception in 2011. Ms. Hoxha and Mr. Freedman have been primary portfolio managers of the fund since December 2023 and April 2024, respectively. Ms. Hoxha is head of the fixed-income team at NIM and has been employed at NIM since July 2023. Prior to joining NIM, Ms. Hoxha was a senior investment manager at Pictet Asset Management from December 2018 until July 2023. Mr. Cunningham is a credit analyst and investment manager and serves as head of credit at NIM, where he has been employed since 2000. Mr. Freedman is a portfolio manager and credit analyst and a member of the fixed-income team at NIM. Mr. Freedman has been employed at NIM since 2009.

6298STK0424

April 10, 2024

BNY MELLON ADVANTAGE FUNDS, INC.

- BNY Mellon Global Dynamic Bond Income Fund

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Scott Freedman[1]	None	N/A	3	$755.0M	1	$49.0M

[1]	Because Mr. Freedman became a primary portfolio manager of BNYMGDBIF as of April 10, 2024, his information is as of March 29, 2024.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Scott Freedman	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Scott Freedman	BNYMGDBIF[1]	None

[1]	Mr. Freedman became a primary portfolio manager of BNYMGDBIF as of April 10, 2024, and, as of March 29, 2024, he did not own any shares of the fund.

GRP2-SAISTK-0424